SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






         Date of Report (Date of earliest event reported)   September 1, 2000
                                                         -----------------------



                        WORLDWIDEWEB INSTITUTE.COM, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



            Florida                  33-40808-A                   65-0260247
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File              (IRS Employer
      or incorporation)                Number)               Identification No.)



            6245 Northwest 9th Avenue, Fort Lauderdale, Florida 33309 (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 776-8444
                                                   -----------------------------



                -------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5  - OTHER EVENTS


         WorldWideWeb Institute.com, Inc. (the "Company") has received the resignation of Alan R. Pavsner as Interim President, Chief Executive Officer and a Director of WorldWideWeb Institute.com, Inc. His resignation is effective September 1, 2000. The Company also received the resignation of Ernest D. Chu as Chief Financial Officer and a Director of the Company.

         Mr. Pavsner served as Interim President at the request of the Board of Directors and senior investors for a two month period upon the relinquishment of that position by the former President, Chief Executive Officer and Chairman of the Board, Smiley J. Sansoni, who remained Chairman of the Board. Mr. Pavsner will remain associated with the Company as a consultant.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WORLDWIDEWEB INSTITUTE.COM, INC.


                                        By: /s/ Shawn McNamara
                                           -------------------------------------
                                        Name:   Shawn McNamara
                                        Title:  Chief Operating Officer




DATED: September 15, 2000


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